TAXATION (Current and Deferred Income Taxes) (Details)	12 Months Ended
	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
PRC	¥ (39,138,531)		¥ (234,278,825)	¥ (104,597,580)
Other countries	27,002,786		(35,469,815)	(12,024,951)
Total current income tax expenses	(12,135,745)		(269,748,640)	(116,622,531)
Deferred tax benefit	7,507,742	$ 1,153,919	(22,048,774)	6,554,493
Income tax (expense)/benefit, net	¥ (4,628,003)	$ (711,311)	¥ (257,487,006)	¥ (100,533,829)